Convertible Debt	12 Months Ended
Dec. 31, 2020
FREYR AS
Convertible Debt

6. Convertible Debt

Convertible Debt

During the first six months of 2020, the Company issued the nine 2020 Convertible Notes, of which seven were issued to third-party investors for a total of NOK 10,342 thousand ($1,104 thousand) and two were issued to related parties and are described below. The 2020 Convertible Notes were issued at par, and no debt issuance costs were incurred. Each of the 2020 Convertible Notes has an interest rate of 10% per annum, recognized as interest expense within the consolidated statement of operations and comprehensive loss, and contains a share-settled redemption feature upon a Qualified Financing Event. A Qualified Financing Event is defined as an event that investors commit to subscribe for shares for an aggregate consideration of at least EUR 10,000 thousand, separate from the 2020 Convertible Notes. The Company elected to apply the fair value option to the 2020 Convertible Notes at the time they were first recognized. Prior to settlement, the fair value of the 2020 Convertible Notes would have been included in convertible debt and convertible debt — related party in the Company’s consolidated balance sheets.

On July 2, 2020, the Company settled one of the 2020 Convertible Notes by paying cash for the outstanding principal amount plus accrued and unpaid interest and a prepayment penalty fee for a total of NOK 1,185 thousand ($126 thousand) and entered into amendments with the remaining lenders specifying that the lenders agreed to waive the right to the 30% conversion price discount in exchange for anti-dilution protection. Per the amendment, until the Company is listed on a reputable stock exchange, if any additional ordinary shares are issued by the Company at a price lower than NOK 1.50 per share, the investors will receive additional shares. On July 8, 2020, five lenders exercised their conversion rights at a ratio of NOK 1.50 per share with a total of 5,399,221 ordinary shares issued. One lender exercised its conversion right at the same ratio for 859,463 ordinary shares on July 8, 2020, but shares were issued on December 7, 2020. As a result, NOK 10,700 thousand ($1,130 thousand) was converted into ordinary shares. There were no outstanding 2020 Convertible Notes as of December 31, 2020. See Note 8 — Fair Value Measurement for further information on the 2020 Convertible Notes.

Convertible Debt — Related Party

During 2018, the Company issued convertible notes totaling NOK 700 thousand ($86 thousand) to three shareholders (the “2018 Convertible Notes”). Per the agreements, the Company could not redeem the 2018 Convertible Notes prior to the maturity date of January 1, 2035. From October 29, 2020 through October 29, 2025, the lenders could, at their option, convert the total of the outstanding principal amount and accrued interest of the 2018 Convertible Notes into the Company’s ordinary shares at a ratio of NOK 0.76 per share. However, on July 8, 2020, the Company’s shareholders approved the early conversion of the 2018 Convertible Notes. All three shareholders exercised their conversion rights at a ratio of NOK 0.76 per share and received 959,501 ordinary shares in exchange for the 2018 Convertible Notes. As a result, NOK 729 thousand ($77 thousand) was converted into ordinary shares.

Two of the 2020 Convertible Notes issued were to related parties for a total of NOK 4,000 thousand ($427 thousand). On July 8, 2020, both lenders exercised their conversion rights at a ratio of NOK 1.50 per share with a total of 2,755,068 ordinary shares issued. As a result, NOK 4,709 thousand ($497 thousand) was converted into ordinary shares. See Note 8 — Fair Value Measurement for further information on the 2020 Convertible Notes.